HSBC Investor Funds

HSBC Investor Limited Maturity Fund
HSBC Investor New York Tax-Free Bond Fund
HSBC Investor Balanced Fund
HSBC Investor Equity Fund
HSBC Investor Growth and Income Fund
HSBC Investor Mid-Cap Fund

Supplement dated January 28, 2004

to the Prospectus and Statement of Additional Information dated February 28, 2003

The Board of Trustees of HSBC Investor Funds has approved a redemption fee for each of the HSBC Investor Limited Maturity Fund, HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Balanced Fund, HSBC Investor Equity Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund (the "Funds"). Effective April 1, 2004, the Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations as described below. The redemption fee will not apply to Fund shares acquired prior to April 1, 2004. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee may not apply on certain types of accounts such as certain omnibus accounts or retirement plans or other accounts to which application of the redemption fee is not technologically feasible. The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds.

To reflect the redemption fee, the following changes are made to the Prospectus:

The "Shareholder Transaction Expenses" section of the Fees and Expenses table under the headings "Risk/Return Summary and Expenses - HSBC Investor Limited Maturity Fund" on page 10, "Risk/Return Summary and Expenses - HSBC Investor New York Tax-Free Bond Fund" on page 18, "Risk/Return Summary and Expenses - HSBC Investor Balanced Fund" on page 22, "Risk/Return Summary and Expenses - HSBC Investor Equity Fund" on page 26, and "Risk/Return Summary and Expenses - HSBC Investor Growth and Income Fund" on page 30 are modified as set forth in the table below. Other entries in the table remain unchanged.

Fees and Expenses

As an investor in the Fund, you may pay the following fees and expenses if you buy and hold Class Y Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class Y Shares

Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[1]	2.00%

__________________________
1 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased or exchanged into the Fund prior to April 1, 2004. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

The "Shareholder Transaction Expenses" Section of the Fees and Expenses table under the heading "Risk/Return Summary and Expenses - HSBC Investor Mid-Cap Fund" on page 34 is modified as set forth in the table below. Other entries in the table remain unchanged.

Fees and Expenses

As an investor in the Fund, you may pay the following fees and expenses if you buy and hold Trust Shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

Shareholder Transaction Expenses (fees paid directly from your investment)	Trust Shares

Maximum sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[1]	2.00%

__________________________
1 A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased or exchanged into the Fund prior to April 1, 2004. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.